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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                       FORM 8-K



                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (date of earliest event reported):  May 29, 1998


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                              ARM FINANCIAL GROUP, INC.
                (Exact name of registrant as specified in its charter)



          DELAWARE                   33-67268             61--1244251
(State or other jurisdiction of    (Commission         (I.R.S. Employer
incorporation or organization)     file number)        Identification No.)

          515 West Market Street
          LOUISVILLE, KENTUCKY                                40202
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (502) 582-7900



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ITEM 5.                             OTHER EVENTS.

Effective May 29, 1998, Patricia L. Winter resigned as Executive Vice President
- Investment Assurance and Institutional Products. Dennis L. Carr, Executive Vice President and Chief Actuary of the Company, will assume Ms. Winter's duties with respect to the Company's institutional products group.














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                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on June 1, 1998.


                                   ARM FINANCIAL GROUP, INC.
                                   (Registrant)


                                        By:     /s/ Robert H. Scott
                                             -----------------------------------
                                             Robert H. Scott
                                             Executive Vice President, General
                                             Counsel and Secretary



                                        By:     /s/ Barry G. Ward
                                             -----------------------------------
                                             Barry G. Ward
                                             Controller









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